                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) August 7, 2002

                                    iRV INC.
             (Exact name of registrant as specified in its chapter)

           Nevada                        0-19949                 84-1153522
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)

          1000-885 Dunsmuir Street, Vancouver, British Columbia V6C 1N5
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (604) 689-8770


          (Former name or former address, if changed since last report)


ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
-------------------------------------------------------

The Registrant hereby amends Item 4 of the 8-K filed on August 1, 2002 to read as follows:

Effective July 19, 2002, the Company's Board of Directors approved a change in the Company's independent accountant. The independent account who was dismissed and had been previously engaged as the principal accountant to audit the Company's financial statements was Gerald R. Hendricks & Co., P.C. ("Hendricks"). Hendricks' reports covered each of the years ended March 31, 2000, through to March 31, 2002. The financial statements of the Company for the periods reported on by Hendricks did not contain any adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of Hendricks contained a going concern emphasis paragraph. In connection with the audits of the Company's financial statements for each of the fiscal years ended March 31, 2000, through to March 31, 2002, and in connection with the subsequent interim period up to the date of dismissal there were no disagreements with Hendricks on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Hendricks, would have caused Hendricks to make reference to the matter in its report. Hendricks has not reported on financial statements for any subsequent periods after March 31, 2002.

The Company has retained the accounting firm of Moore Stephens Ellis Foster Ltd., Chartered Accountants ("Ellis Foster") to serve as the Company's independent accountant to audit the Company's financial statements. Prior to its engagement as the Company's independent accountant, Ellis Foster had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant. The engagement of Ellis Foster was effective on July 19, 2002.

In connection with the filing of this Form 8-K, Hendricks was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Hendricks agrees with the above statements. A copy of Hendricks' letter to the SEC will be filed with the SEC within two business days after its receipt by the Company.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

The Registrant hereby amends Item 7 of the 8-K filed on August 1, 2002 to read as follows:

(a)      Audited Financial Statements

Pursuant to Item 7(a)(4), the Registrant files herewith the following audited financial statements of the acquired business:

Report of Independent Certified Public Accountants

Scarab Systems, Inc. Consolidated Balance Sheet as of March 31, 2002

Scarab Systems, Inc. Consolidated Statement of Operations for the period October 8, 2001 (inception) to March 31, 2002

Scarab Systems, Inc. Consolidated Statement of Stockholders' Equity for the year ended March 31, 2002

Scarab Systems, Inc. Consolidated Statement of Cash Flows for the period October 8, 2001 (inception) through March 31, 2002

Scarab Systems, Inc. Notes to Consolidated Financial Statements

(b)      Pro Forma Financial Information

Pursuant to Item 7(b) and Item 7(a)(4), the Registrant files herewith the following unaudited pro forma consolidated financial information:

Accountant's Compilation Report

iRV Inc. and Subsidiaries Pro-Forma Consolidated Balance Sheet as of March 31, 2002

iRV Inc. and Subsidiaries Pro-Forma Consolidated Statement of Stockholders' Equity for the period from October 8, 2001 (inception) to March 31, 2002

Notes to Pro-Forma Consolidated Financial Statements

(c)      Exhibits

Item     Title
----     -----

Ex-2 Agreement and Plan of Reorganization by and between iRV Inc, Scarab Systems, Inc. and certain shareholders of Scarab Systems Inc. dated March 25, 2002.

Ex-16 Letter of Gerald R. Hendricks & Company, P.C. former accountants to the Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     IRV, INC.

Date:  August 7, 2002                                By: /s/ Thomas E. Mills
       --------------                                   --------------------
                                                     Thomas E. Mills,
                                                     President & CEO

                                    SCARAB SYSTEMS, INC.
                                    (A development stage enterprise)

                                    Financial Statements
                                    (EXPRESSED IN U.S. DOLLARS)

                                    March 31, 2002





                                    INDEX
                                    -----

                                    Report of Independent Accountants
                                    Balance Sheet
                                    Statement of Stockholders' Equity
                                    Statement of Operations
                                    Statement of Cash Flows
                                    Notes to Financial Statements


MOORE STEPHENS ELLIS FOSTER LTD.

MOORE STEPHENS ELLIS FOSTER LTD.
 CHARTERED ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC  Canada   V6J 1G1
Telephone: (604) 734-1112  Facsimile: (604) 714-5916
E-Mail: generaldelivery@ellisfoster.com
Website:  www.ellisfoster.com

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS

SCARAB SYSTEMS, INC.
(A development stage enterprise)

We have audited the balance sheet of Scarab Systems, Inc. ("the Company") (a development stage enterprise) as at March 31, 2002, the related statement of stockholders' equity for the period from October 8, 2001 (inception) to March 31, 2002 and the statement of operations and cash flows from October 8, 2001 (inception) to March 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2002 and the results of its operations and cash flows for the period from October 8, 2001 (inception) to March 31, 2002 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenue from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Vancouver, Canada                             "MOORE STEPHENS ELLIS FOSTER LTD."
April 23, 2002                                      Chartered Accountants

--------------------------------------------------------------------------------
MS AN INDEPENDENTLY OWNED AND OPERATED MEMBER OF MOORE STEPHENS NORTH AMERICA, INC. MEMBERS IN PRINCIPAL CITIES THROUGHOUT NORTH AMERICA.

MOORE STEPHENS NORTH AMERICA, INC. IS A MEMBER OF MOORE STEPHENS INTERNATIONAL LIMITED, MEMBERS IN PRINCIPAL CITIES THROUGHOUT THE WORLD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Balance Sheet
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------
                                                                           2002
--------------------------------------------------------------------------------

ASSETS

CURRENT
  Cash and cash equivalents                                           $  14,927
  Prepaid expenses and deposits                                           8,515
--------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                     23,442

SMART-E-CARD DISTRIBUTION RIGHTS (Note 3)                                   200

LOAN RECEIVABLE (Note 4)                                                 62,684

FIXED ASSETS, net of accumulated depreciation of $329                     1,865
--------------------------------------------------------------------------------

TOTAL ASSETS                                                          $  88,191
================================================================================

CONTINUED OPERATIONS (Note 1)

STOCKHOLDERS' EQUITY

SHARE CAPITAL
  Authorized:
         50,000,000 common shares with a par value of
                       $0.001 per share
  Issued and outstanding:
          8,130,000 common shares                                     $   8,130

ADDITIONAL PAID IN CAPITAL                                              531,435

SUBSCRIPTIONS RECEIVABLE (Note 5)                                      (338,940)

DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE                       (112,434)
--------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                            $  88,191
================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Statement of Stockholders' Equity
For the period from October 8, 2001 (inception) to March 31, 2002
(EXPRESSED IN US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Deficit
                                                                                                            accumulated        Total
                                                            Common stock         Additional                      during       Stock-
                                                       ----------------------       paid-in   Subscription  development     holders'
                                                         Shares       Amount        capital     receivable        stage       equity
------------------------------------------------------------------------------------------------------------------------------------
Stock issued for cash
  at $0.001 per share in October, 2001                 5,425,000    $   5,425    $      --    $      --     $      --     $   5,425

Stock issued for intangible asset acquisition at
  $0.001 per share in October, 2001 (see Note 3)         200,000          200           --           --            --           200

Issued 1,440,000 common stock
  at $0.001 per share in October, 2001
  (proceeds not received, see Note 5)                  1,440,000        1,440           --       (1,440)           --            --

Stock issued at $0.50 per share in
  November, 2001 (proceeds not received,
  see Note 5)                                            675,000          675      336,825     (337,500)           --            --

Stock issued for cash at $0.50 per share
  in January, 2002                                       390,000          390      194,610           --            --       195,000

 Net (loss) for the period                                    --           --           --           --      (112,434)     (112,434)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2002                                8,130,000    $   8,130    $ 531,435    $(338,940)    $(112,434)    $  88,191
====================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MOORE STEPHENS ELLIS FOSTER LTD.
                                                                F-4

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Statement of Operations
(EXPRESSED IN U.S. DOLLARS)
-------------------------------------------------------------------------------
                                                                     October 8
                                                              2001 (inception)
                                                                            to
                                                                      March 31
                                                                          2002
-------------------------------------------------------------------------------

GENERAL AND ADMINISTRATIVE EXPENSES
  Consulting                                                   $        61,092
  Legal and accounting                                                  20,373
  Office and Miscellaneous                                               9,366
  Rent                                                                  13,898
  Travel                                                                 7,705
-------------------------------------------------------------------------------

NET (LOSS) FOR THE PERIOD                                      $      (112,434)
===============================================================================

(LOSS) PER SHARE, basic and diluted                            $         (0.02)
===============================================================================

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING                                          7,144,195
===============================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Statement of Cash Flows
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------
                                                                      October 8
                                                               2001 (inception)
                                                                             to
                                                                       March 31
                                                                           2002
--------------------------------------------------------------------------------

CASH FLOWS (USED IN) OPERATING ACTIVITIES
  Net (loss) for the period                                   $        (112,434
  Adjustment to reconcile net loss to
   net cash used in operating activities:
    - amortization                                                          330
  Changes in non-cash working capital items:
    - prepaid expenses and deposits                                      (8,515)
--------------------------------------------------------------------------------

                                                                       (120,619)
--------------------------------------------------------------------------------

CASH FLOWS USED IN INVESTING ACTIVITIES
  Loan to Healthnet (Note 4)                                            (62,684)
  Acquisition of fixed assets                                            (2,195)
--------------------------------------------------------------------------------


                                                                        (64,879)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of common stock                                200,425
--------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period                      $          14,927
================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Notes to Financial Statements
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

1.       INCORPORATION AND CONTINUANCE OF OPERATIONS

         The Company was formed on October 8, 2001 under the laws of the State of Nevada. The Company, a development stage enterprise, is in the business of providing a comprehensive range of services to the e-commerce sector. The Company is presently engaged in the development and distribution of card-based alternative payment systems.

         These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company has not generated any revenue and requires additional funds to maintain its operations. Management's plans in this regard are to raise equity financing as required.

         These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might result from this uncertainty.

         The Company has not generated any operating revenues to date.

2.       SIGNIFICANT ACCOUNTING POLICIES

         (a)      Cash and Cash Equivalents

                  Cash equivalents comprise certain highly liquid instruments with a maturity of three months or less when purchased. As at March 31, 2002, cash and cash equivalents consist of cash only.

         (b)      Accounting Estimates

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

         (c)      Advertising Expenses

                  The Company expenses advertising costs as incurred. There were no advertising expenses incurred by the Company for the periods ended March 31, 2002.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Notes to Financial Statements
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

2.       SIGNIFICANT ACCOUNTING POLICIES (continued)

         (d)      Fixed Assets

                  Fixed assets are recorded at cost. Depreciation is based on the estimated useful lives of the assets and is computed using the double declining method as follows:

                           Furnitures and fixtures                30%

         (e)      Loss Per Share

                  Loss per share is computed using the weighted average number of shares outstanding during the period. The Company adopted SFAS No. 128, "EARNINGS PER SHARE".

         (f)      Concentration of Credit Risk

                  The Company places its cash and cash equivalents with high credit quality financial institutions. As of March 31, 2002 the Company had no balance in a bank beyond insured limits.

         (g)      Foreign Currency Transactions

                  The Company maintains its accounting records in U.S. Dollars, as follows:

                  At the transaction date, each asset, liability, revenue and expense is translated into U.S. dollars by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities are remeasured by using the exchange rate in effect at that date. The resulting foreign exchange gains and losses are included in operations.

         (h)      Fair Value of Financial Instruments

                  The respective carrying value of cash approximated its fair value due to its short-term nature. Management is of the opinion that the Company is not exposed to significant interest, credit or currency risks arising from these financial instruments.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Notes to Financial Statements
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

2.       SIGNIFICANT ACCOUNTING POLICIES (continued)

         (i)      Income Taxes

                  The Company has adopted Statement of Financial Accounting Standards (SFAS") No. 109, "ACCOUNTING FOR INCOME TAXES", which requires the Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

         (j)      Comprehensive Income

                  The Company adopted SFAS No. 130, "REPORTING COMPREHENSIVE INCOME", which requires inclusion of foreign currency translation adjustments, reported separately in its Statement of Stockholders' Equity, in other comprehensive income. The Company had no other comprehensive income for the year ended March 31, 2002.

         (k)      Stock-based Compensation

                  The Company adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123 (SFAS
                  123), "ACCOUNTING FOR STOCK-BASED COMPENSATION". SFAS 123 encourages, but does not require, companies to adopt a fair value based method for determining expense related to stock-based compensation. The Company will account for stock-based compensation using the intrinsic value method as prescribed under Accounting Principles Board Opinion (APB) No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES" and related Interpretations.

                  The Company does not have a stock option plan nor granted any stock options since inception.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Notes to Financial Statements
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

2.       SIGNIFICANT ACCOUNTING POLICIES (continued)

         (l)      New Accounting Pronouncements

                  In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141 (SFAS
                  141), BUSINESS COMBINATIONS. SFAS 141 applies to all business combinations initiated after June 30, 2001. The SFAS 141 applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001, or later. The adoption of SFAS 141 will not have an impact on the Company's financial statements.

                  In June, 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 (SFAS
                  142), GOODWILL AND OTHER INTANGIBLE ASSETS. The provisions of SFAS 142 are required to be applied starting with fiscal years beginning after December 15, 2001 with earlier application permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim financial statements have not been previously issued. The Statement is required to be applied at the beginning of the entity's fiscal year and to be applied to all goodwill and other intangible assets recognized in its financial statements to that date. The adoption of SFAS 142 will not have an impact on the Company's financial statements.

                  In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143 (SFAS 143), ASSET RETIREMENT OBLIGATIONS. SFAS 143 establishes accounting standards for recognition and measurement of a liability for the costs of assets retirement obligations. Under SFAS 143, the costs of retiring an asset will be recorded as a liability when the retirement obligation arises, and will be amortized to expense over the life of the asset. The adoption of SFAS 143 will not have an impact on the Company's financial statements.

                  In October, 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144 (SFAS 144), ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. SFAS 144 supersedes SFAS 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF, and APB Opinion 30, REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS, for segments of a business to be disposed of. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The adoption of SFAS 144 will not have an impact on the Company's financial statements.

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Notes to Financial Statements
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

3.       SMART-E-CARD DISTRIBUTION RIGHTS

         In October, 2001, the Company entered into an agreement with BentleyTel USA Inc. ("Bentley"), pursuant to which the Company was granted a perpetual worldwide exclusive agency to Bentley's Smart-e-Cards. The Company issued 200,000 shares of its common stock at $0.001 each for the distribution rights.

4.       LOAN RECEIVABLE

         The Company lent a sum of $62,684 (CAD$100,000) to Healthnet International, Inc. ("Healthnet"). The loan bears interest at 15% per annum and is convertible into stocks in Healthnet at $0.50 (CAD$0.80) per share (125,000 shares).

5.       SUBSCRIPTIONS RECEIVABLE

         (a) During the period, 1,440,000 common stocks were subscribed at $0.001 per share by certain investors. As at March 31, 2002, the total proceeds of $1,440 had not been received.

         (b) During the period, 675,000 common stocks were subscribed at $0.50 per share. The subscriptions receivable, totalling $337,500, are secured by an option agreement to acquire all of the issued and outstanding shares of 485017 B.C. Ltd., a Canadian company involved in marketing and advertising services.

6.       INCOME TAXES

         As at March 31, 2002, the Company has estimated tax losses carryforward for tax purposes of $112,000. This amount may be applied against future federal taxable income. The Company evaluates its valuation allowance requirements on an annual basis based on projected future operations. When circumstances change and this causes a change in management's judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in current income.

         The tax effects of temporary differences that give rise to the Company's deferred tax asset (liability) are as follows:

              ------------------------------------------------------------------
                                                                           2002
              ------------------------------------------------------------------

              Loss carry forwards                                     $  17,000
              Valuation allowance                                       (17,000)
              ------------------------------------------------------------------

                                                                     $        -
              ==================================================================

MOORE STEPHENS ELLIS FOSTER LTD.

SCARAB SYSTEMS, INC.
(A development stage enterprise)

Notes to Financial Statements
March 31, 2002
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

7.       RELATED PARTY TRANSACTIONS

         During the year, the Company paid consulting fees of $11,330 to the president and a director of the Company

8.       NON-CASH FINANCING ACTIVITIES

         See notes 3 and 5.

MOORE STEPHENS ELLIS FOSTER LTD.

                      iRV, INC.
                      (A development stage enterprise)

                      Pro-Forma Consolidated Financial Statements
                      (EXPRESSED IN U.S. DOLLARS)

                      March 31, 2002






                      INDEX
                      -----

                      Accountant's Compilation Report
                      Pro-Forma Consolidated Balance Sheet
                      Pro-Forma Consolidated Statement of Stockholders' Equity Notes to Pro-Forma Consolidated Financial Statements


MOORE STEPHENS ELLIS FOSTER LTD.

MOORE STEPHENS ELLIS FOSTER LTD.
 CHARTERED ACCOUNTANTS

1650 West 1st Avenue
Vancouver, BC  Canada   V6J 1G1
Telephone:  (604) 734-1112  Facsimile: (604) 714-5916
E-Mail: generaldelivery@ellisfoster.com
Website:  www.ellisfoster.com

--------------------------------------------------------------------------------


ACCOUNTANT'S COMPILATION REPORT


TO THE BOARD OF DIRECTORS AND STOCKHOLDERS

IRV, INC.
(A development stage enterprise)

We have compiled the accompanying pro-forma consolidated balance sheet of iRV, Inc. as of March 31, 2002 and the pro-forma consolidated statement of stockholders' equity for the period from October 8, 2001 (inception) to March 31, 2002 in accordance with statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of pro-forma consolidated financial statements information that is the representation of management. We have not audited or reviewed the accompanying pro-forma consolidated financial statements and accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosure required by generally accepted accounting principles. If the omitted disclosures were included in the pro-forma consolidated financial statement, they might influence the user's conclusions about the Company's pro-forma consolidated financial position. Accordingly, these pro-forma consolidated financial statements are not designed for those who are not informed about such matters.





Vancouver, Canada                           "MOORE STEPHENS ELLIS FOSTER LTD."
July 26, 2002                                     Chartered Accountants


                                      F-2

--------------------------------------------------------------------------------
MS AN INDEPENDENTLY OWNED AND OPERATED MEMBER OF MOORE STEPHENS NORTH AMERICA, INC. MEMBERS IN PRINCIPAL CITIES THROUGHOUT NORTH AMERICA. MOORE STEPHENS NORTH AMERICA, INC. IS A MEMBER OF MOORE STEPHENS INTERNATIONAL LIMITED, MEMBERS IN PRINCIPAL CITIES THROUGHOUT THE WORLD.

iRV, INC.
(A development stage enterprise)

Pro-Forma Consolidated Balance Sheet
March 31, 2002
(Unaudited - See Accountant's Compilation Report)
(EXPRESSED IN U.S. DOLLARS)
----------------------------------------------------------------------------------------------------------------------------
                                                       Scarab                                   Prof-forma
                                                      Systems                iRV               adjustments        Pro-forma
                                                         Inc.               Inc.                  (Note 3)     Consolidated
----------------------------------------------------------------------------------------------------------------------------

ASSETS

CURRENT
  Cash and cash equivalents                     $      14,927     $            -       (a)  $       40,000    $      54,927
  Prepaid expenses and deposits                         8,515                  -                         -            8,515
----------------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                   23,442                  -                                     63,442

SMART-E-CARD DISTRIBUTION RIGHTS                          200                  -
                                                                                                                        200

LOAN RECEIVABLE                                        62,684                  -                                     62,684

FIXED ASSETS                                            1,865                  -                                      1,865
----------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                    $      88,191     $            -            $       40,000     $    128,191
============================================================================================================================

LIABILITIES

CURRENT
  Accounts payable                              $           -     $       61,000       (b)  $      (61,000)    $          -
  Accounts payable, related parties                         -             26,000       (b)         (26,000)               -
  Bank overdraft                                            -              3,000       (b)          (3,000)               -
----------------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                   -             90,000                   (90,000)               -
----------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY

SHARE CAPITAL                                           8,130             14,000       (a)             130
                                                                                       (c)          74,340           96,600

ADDITIONAL PAID IN CAPITAL                            531,435          3,784,000       (a)          39,870
                                                                                       (c)         (74,340)
                                                                                       (d)      (3,798,000)         482,965

SUBSCRIPTIONS RECEIVABLE                             (338,940)                 -                                   (338,940)

ACCUMULATED DEFICIT                                  (112,434)        (3,888,000)      (b)          90,000
                                                                                       (d)       3,798,000         (112,434)
----------------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                      $      88,191     $           -             $       40,000    $     128,191

============================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MOORE STEPHENS ELLIS FOSTER LTD.
                                                            F-3

iRV, INC.
(A development stage enterprise)

Pro-forma Consolidated Statement of Stockholders' Equity
For the period from October 8, 2001 (inception) to March 31, 2002
(Unaudited - See Accountant's Compilation Report)
(EXPRESSED IN US DOLLARS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Deficit
                                                                                                         accumulated        Total
                                                       Common stock         Additional                        during       Stock-
                                                  ----------------------       paid-in    Subscription    development     holders'
                                                    Shares       Amount        capital      receivable          stage       equity
------------------------------------------------------------------------------------------------------------------------------------
Stock issued for cash
  at $0.001 per share in October, 2001           5,425,000    $    5,425    $       --     $       --     $       --     $    5,425

Stock issued for intangible asset
  acquisition at $0.001 per share in
  October, 2001                                    200,000           200            --             --             --            200

Issued 1,440,000 common stock
  at $0.001 per share in October, 2001
  (proceeds not received)                        1,440,000         1,440            --         (1,440)            --             --

Stock issued at $0.50 per share in
  November, 2001 (proceeds not received)           675,000           675       336,825       (337,500)            --             --

Stock issued for cash at $0.50 per share
  in January, 2002                                 390,000           390       194,610             --             --        195,000

Stock issued for cash at $0.50 per share
  in April, 2002 (Note 3a)                         130,000           130        39,870             --             --         40,000

Initial capitalization to effect the
  acquisition (Note 3c)                         74,340,000        74,340       (74,340)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

Shares issued before recapitalization
  (Note 3c)                                     82,600,000        82,600       496,965       (338,940)            --        240,625

Recapitalization (Note 3d)                      14,147,903        14,000       (14,000)            --             --             --

Net (loss) for the period                               --            --            --             --       (112,434)      (112,434)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, March 31, 2002                         96,747,903    $   96,600    $  482,965     $ (338,940)    $ (112,434)    $  128,191
====================================================================================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MOORE STEPHENS ELLIS FOSTER LTD.
                                                                F-4

iRV, INC.
(A development stage enterprise)

Notes to Pro-Forma Financial Statements
March 31, 2002
(Unaudited - See Accountant's Compilation Report)
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

1.       BASIS OF PRESENTATION

         (a) These pro-forma consolidated financial statements have been prepared solely for submission to the Stock Exchange Commission in connection with the acquisition of Scarab Systems, Inc. ("Scarab"), a Nevada company, by iRV, Inc. ("iRV").

         (b) This pro-forma information should be read in conjunction with the financial statements and notes thereto of both Scarab and iRV included in the Proxy Circular.

         (c) These pro-forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in United States of America.

         (d) The pro-forma consolidated financial statements have been prepared from information derived from the audited financial statements of Scarab and iRV as at March 31, 2002.

2.       PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS ASSUMPTIONS

         (a)      Agreement and Plan of Reorganization

                  Pursuant to an Agreement and Plan of Reorganization dated March 25, 2002, iRV agreed to issue 82,600,000 common stocks in exchange for all of the issued and outstanding shares of Scarab.

                  The proposed issuance of 82,600,000 common stocks is assumed to have taken effect on March 31, 2002 for the purpose of preparing the pro-forma information.

                  As part of the definitive agreement and plan of reorganization, iRV will transfer all its assets and liabilities to its subsidiaries and then spin off the subsidiaries. As iRV will then become a non-operating shell company without any assets or liabilities, the share exchange transaction will result in the management of Scarab having effective operating control of the combined company, with the shareholders of iRV continuing only as passive investors. Accounting principles applicable to reverse acquisition recapitalization have been applied to record this transaction. Under this basis of accounting, Scarab has been identified as the acquirer. Since iRV will have no assets or liabilities after the spin-off, the 14,147,903 shares of common stock outstanding at the date of reorganization will be recorded at $Nil. The reorganization plan is accounted for as a reorganization of Scarab. It is deemed not to be the acquisition of a business and, accordingly, no pro-forma statement of operations is presented.

MOORE STEPHENS ELLIS FOSTER LTD.

iRV, INC.
(A development stage enterprise)

Notes to Pro-Forma Financial Statements
March 31, 2002
(Unaudited - See Accountant's Compilation Report)
(EXPRESSED IN U.S. DOLLARS)
--------------------------------------------------------------------------------

2.       PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS ASSUMPTIONS (Continued)

         (b)      Stock Issuance

                  Subsequent to March 31, 2002, Scarab issued 20,000, 10,000 and 100,000 common stock (totaling 130,000 common stocks) for cash at $0.50, $0.50 and $0.25 per share, respectively. The issuance of 130,000 common stocks (totaling $40,000) is assumed to have taken effect on March 31, 2002 for the purpose of preparing the pro-forma information.

3.       PRO-FORMA ADJUSTMENTS

         (a) Issuance of 130,000 common stocks by Scarab for cash totaling $40,000 (see Note 2b).

         (b) Transfer of iRV's assets and liabilities to its subsidiaries and spin off its subsidiaries.

         (c) Initial capitalization to effect the reorganization by issuing of 82,600,000 shares in exchange for all the issued and outstanding common stocks of Scarab.

         (d) Recapitalization of iRV's outstanding common stocks of 14,147,903 shares and elimination of iRV's accumulated deficit to $Nil.

MOORE STEPHENS ELLIS FOSTER LTD.
                                      F-6